Employee Benefit Plan	12 Months Ended
Dec. 31, 2024
Employee Benefit Plan [Abstract]
Employee Benefit Plan
16.	Employee Benefit Plan

The Company maintains a 401(k) defined-contribution plan for the benefit of its eligible employees. All full-time domestic employees who are at least 18 years of age are eligible to participate in the plan. Eligible employees may elect to contribute up to 100% of their eligible compensation. The Company’s matching contributions are made at the discretion of the Company’s Board of Directors. In addition, the Company may make a profit-sharing contribution at the sole discretion of the Board of Directors. Total contributions by the Company for each of the years ended December 31, 2024, 2023 and 2022 were $1.0 million, $1.9 million and $1.6 million, respectively. Contributions made by the Company are immediately 100% vested.